Tokheim Corporation and Subsidiaries
Exhibit (4.23)

                                                                  Execution Copy


                                AMENDMENT NO. 2
                   TO AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of March 1, 1999


          THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of March 1, 1999 by and among TOKHEIM CORPORATION, an Indiana corporation (the "Company"), GASBOY INTERNATIONAL, INC., a Pennsylvania corporation ("Gasboy"), the financial institutions listed on the signature pages hereof (the "Lenders"), NBD BANK, N.A., in its individual capacity as a Lender and as contractual representative on behalf of the Lenders (the "Administrative Agent"), CREDIT LYONNAIS, as Documentation and Collateral Agent, and GLEACHER NATWEST INC. and BANKERS TRUST COMPANY, as Co-Syndication Agents under that certain Second Amended and Restated Credit Agreement dated as of December 14, 1998 by and among the Company, Gasboy, the Lenders, the Administrative Agent, the Documentation and Collateral Agent, and the Co-Syndication Agents (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                  WITNESSETH

          WHEREAS, the Company, Gasboy, the Lenders, the Administrative Agent, the Documentation and Collateral Agent, and the Co-Syndication Agents are parties to the Credit Agreement;

          WHEREAS, the Required Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Gasboy and the Required Lenders have agreed to the following amendments to the Credit Agreement.

     1. Amendments to Credit Agreement. Effective as November 30, 1998 and subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 6.11 of the Credit Agreement is hereby amended to delete the language now contained therein that precedes the ":" and to substitute therefor the following:

          "The Company and its Subsidiaries shall not incur in the aggregate expenses for Rentals in any fiscal year in excess of the amounts set forth below for the fiscal years ended as of the dates set forth below:"

     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as January 31, 1999 upon the delivery of duly executed originals of this Amendment from the Required Lenders.


     3. Representations and Warranties of the Company. The Company and Gasboy hereby represent and warrant as follows:

          (a) This Amendment and the Credit Agreement as previously executed and amended and as amended hereby, constitute legal, valid and binding obligations of the Company and Gasboy and are enforceable against the Company and Gasboy in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Company and Gasboy hereby reaffirm all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     4.   Reference to the Effect on the Credit Agreement.

          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Second Amended and Restated Credit Agreement dated as of December 14, 1998, as amended previously and as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Costs and Expenses. The Company agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, execution and enforcement of this Amendment.

     6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING WITHOUT LIMITATION, 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                         TOKHEIM CORPORATION, as a Borrower


                         By: ______________________________
                             Name:
                             Title:

                                       GASBOY INTERNATIONAL, INC., as a Borrower

                                       By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                       NBD BANK, N.A., as Administrative Agent, as a Lender, as Issuing Lender, and a Swing Loan Lender

                                       By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                       CREDIT LYONNAIS, CHICAGO BRANCH, as
                                       Documentation and Collateral Agent and as a Lender

                                       By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                       BANKERS TRUST COMPANY, as Co-Syndication
                                       Agent and as a Lender

                                       By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                       ABN AMRO BANK N.V.,  as a Lender

                                       By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                       By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                       CREDIT AGRICOLE INDOSUEZ, as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       HARRIS TRUST AND SAVINGS BANK,
                                       as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                       EUROPEENNE, as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       MERCANTILE BANK N.A., as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       THE PROVIDENT BANK, as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       FINOVA CAPITAL CORPORATION, as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       IMPERIAL BANK, as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       NATEXIS BANQUE BFCE, as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       BANK POLSKA KASA OPIEKI S.A. - PEKAO S.A.
                                       GROUP, NEW YORK BRANCH, as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       SENIOR DEBT PORTFOLIO, as a Lender
                                       By:  Boston Management and Research, as
                                            Investment Advisor

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       EATON VANCE SENIOR INCOME TRUST,
                                       as a Lender
                                       By:  Eaton Vance Management as,
                                            Investment Advisor

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       OXFORD STRATEGIC INCOME FUND, as a Lender
                                       By: Eaton Vance Management,
                                           as Investment Advisor

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.,
                                       as a Lender
                                       By:  Pilgrim Investments, Inc., as its
                                            Investment Manager

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.,
                                       as a Lender
                                       By:  Pilgrim Investments, Inc.,
                                            as Investment Manager

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       MERRILL LYNCH PRIME RATE PORTFOLIO,
                                       as a Lender
                                       By:  Merrill Lynch Asset Management,
                                            L.P., as Investment Advisor

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                       INC., as a Lender

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       OCTAGON LOAN TRUST, as a Lender
                                       By:  Octagon Credit Investors,
                                            as Manager

                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       INDOSUEZ CAPITAL FUNDING IIA, LIMITED,
                                       as a Lender
                                       By:  Indosuez Capital Luxembourg,
                                            as Collateral Manager


                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       INDOSUEZ CAPITAL FUNDING IV, LP,
                                       as a Lender
                                       By:  Indosuez Capital Luxembourg,
                                              as Collateral Manager

                                       By:
                                           -------------------------------------
                                         Name:
                                         Title:

                                       ALLIANCE INVESTMENT OPPORTUNITIES FUND,
                                       L.L.C., as a Lender
                                       By:  ALLIANCE INVESTMENT OPPORTUNITIES
                                            MANAGEMENT, L.L.C., as Managing
                                            Member

                                       By:  ALLIANCE CAPITAL MANAGEMENT L.P.,
                                            as Managing Member

                                       By:  ALLIANCE CAPITAL MANAGEMENT
                                            CORPORATION, as General Partner

                                       By:
                                           -------------------------------------
                                         Name:
                                         Title:

                                       KZH RIVERSIDE LLC, as a Lender

                                       By:
                                           -------------------------------------
                                         Name:
                                         Title:

                                       AMSOUTH BANK, as a Lender

                                       By:
                                           -------------------------------------
                                         Name:
                                         Title: